EXHIBIT 10.5.2

                          SECOND MODIFICATION AGREEMENT

           THIS SECOND MODIFICATION AGREEMENT ("AGREEMENT") is made as of the 13th day of February, 2001, by and among ACCOM, INC., a Delaware corporation ("BORROWER"); THE PROVIDENT BANK, an Ohio banking institution ("LENDER"); and ACCOM INTERNATIONAL, INC., ACCOM EUROPE, LTD., ACCOM ASIA-PACIFIC, and ACCOM VIRTUAL STUDIO, INC. (collectively, "GUARANTORS"). Hereafter, the BORROWER and the GUARANTORS are collectively referred to as the "OBLIGORS."

                                    RECITALS

           The LENDER has extended a revolving line of credit to the BORROWER. The GUARANTORS have guaranteed to the LENDER the repayment and performance by the BORROWER of such credit accommodation.

           The OBLIGORS have requested that the LENDER agree to modify certain of the terms and conditions governing the credit accommodations. The LENDER has agreed to the requested modifications in accordance with the terms of this AGREEMENT. The parties have entered into this AGREEMENT to accomplish such modifications.

           NOW, THEREFORE,  in consideration of the premises, and other good and
valuable   consideration,   the  receipt  and   adequacy  of  which  are  hereby
acknowledged, the parties hereby agree as follows:

                                    AGREEMENT

           Section 1. Definitions. As used in this AGREEMENT, the terms set forth below shall have the meanings set forth below. Terms defined in this Section or elsewhere in this AGREEMENT are in all capital letters. The singular use of any defined term includes the plural, and the plural use includes the singular. All terms defined in the "LOAN AGREEMENT" (as such term is defined below) which are not defined herein shall have the same meaning in this AGREEMENT as given to them in the LOAN AGREEMENT.

                    Section 1.1 Guaranty. The term "GUARANTY" means collectively: (a) the Guaranty Agreement dated February 10, 2000 executed by Accom International, Inc.; (b) the Guaranty Agreement dated February 10, 2000 executed by Accom Europe, Ltd.; (c) the Guaranty Agreement dated February 10, 2000 executed by Accom Asia-Pacific; and (d) the Guaranty Agreement dated February 10, 2000 executed by Accom Virtual Studio, Inc.

                    Section 1.2 Laws. The term "LAWS" means all ordinances, statutes, rules, regulations, orders, injunctions, writs or decrees of any governmental authority.


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                    Section 1.3 Loan Agreement.  The term "LOAN AGREEMENT" means the Loan And Security Agreement by and between the BORROWER and the LENDER dated February 10, 2000, as amended by the Modification Agreement dated August 11, 2000.

                    Section 1.4 Loan Documents. The term "LOAN DOCUMENTS" means collectively the LOAN AGREEMENT, NOTE, GUARANTY, and all agreements, instruments and documents, security agreements, subordination agreements, intercreditor agreements, pledges, affidavits, powers of attorney, consents, assignments, landlord and mortgage waivers, opinions, collateral assignments, reimbursement agreements, contracts, notices, leases, financing statements, pledges and all other written matter, whether heretofore, now or hereafter executed, which evidence or secure the LOAN.

                    Section 1.5 Loan. The term "LOAN" means the revolving line of credit facility being provided by the LENDER to the BORROWER pursuant to the LOAN AGREEMENT.

                    Section 1.6 Note. The term "NOTE" means the Revolving Loan Promissory Note dated February 10, 2000 from the BORROWER, as maker thereof, and payable to the order of the LENDER in the stated principal amount of Two Million Dollars ($2,000,000.00).

           Section 2. Acknowledgment Of Obligations. The OBLIGORS acknowledge that: (a) each of the LOAN DOCUMENTS is the valid and binding obligation of each of the OBLIGORS that is a signatory thereto; (b) the LOAN DOCUMENTS are enforceable in accordance with all stated terms; and (c) the OBLIGORS have no defenses, claims of offset, or counterclaims against the enforcement of the LOAN DOCUMENTS in accordance with all stated terms.

           Section 3. Amendment and Modification of Loan Agreement. The LOAN AGREEMENT is hereby amended and modified as follows:

                    a. Section 1.17. Section 1.17 of the LOAN AGREEMENT is hereby amended by deleting its present language in its entirety and substituting in lieu thereof the following:

                        Section 1.17. Dollar Cap. The term "DOLLAR CAP" shall mean the sum of Two Million Dollars ($2,000,000.00).

                    b. Section 1.60. Section 1.60 of the LOAN AGREEMENT is hereby amended by deleting its present language in its entirety and substituting in lieu thereof the following:


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                        Section 1.60. Tangible Net Worth. The term "TANGIBLE NET
                    WORTH" means, as of the date of determination, the amount equal to: (a) the BORROWER'S net worth as determined in accordance with GAAP; plus (b) SUBORDINATED DEBT; minus (c) intangible assets of the BORROWER.

                    c. Section 2.1.6. Section 2.1.6 of the LOAN AGREEMENT is hereby amended by deleting its present language in its entirety and substituting in lieu thereof the following:

                        Section 2.1.6. Term. All sums outstanding under the REVOLVING LOAN shall be paid in full on January 31, 2002.

                    d. Article 2. Article 2 of the LOAN AGREEMENT is hereby amended by inserting at the end thereof, the following new Section:

                        Section 2.7. Annual Clean-Up. The BORROWER hereby covenants and agrees to maintain the principal balance outstanding under the REVOLVING LOAN at Zero Dollars ($0.00) for not less than thirty (30) consecutive calendar days during each calendar year.

                    e. Section 5.18. Section 5.18 of the LOAN AGREEMENT is hereby amended by deleting its present language in its entirety and substituting in lieu thereof the following:

                        Section 5.18. Tangible Net Worth. The BORROWER shall maintain a TANGIBLE NET WORTH of not less than: (a) Five Million Dollars ($5,000,000.00) as of March 31, 2001; (b)
                    Five Million  Dollars  ($5,000,000.00)  as of June 30, 2001;
                    (c) Five Million Five Hundred Thousand Dollars ($5,500,000.00) as of September 30, 2001; and (d) Five
                    Million Eight Hundred Thousand Dollars ($5,800,000.00) as of the last day of each calendar quarter ending after September 30, 2001.

                    f. Section 5.19. Section 5.19 of the LOAN AGREEMENT is hereby amended by deleting its present language in its entirety and substituting in lieu thereof the following:

                        Section 5.19. EBITDA. The BORROWER shall have an EBITDA of not less than: (a) Five Hundred Forty-Five Thousand Dollars ($545,000.00) for the twelve (12) month period ending January 31, 2001; (b) Four Hundred Sixteen Thousand Dollars ($416,000.00) for the twelve (12) month period ending February 28, 2001;


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                    (c) Five Hundred Eighty-Nine Thousand Dollars  ($589,000.00)
                    for the twelve (12) month period ending March 31, 2001; (d) Eighty-Four Thousand Dollars ($84,000.00) for the twelve
                    (12) month period ending April 30, 2001; (e) Two Hundred Seventy-Four Thousand Dollars ($274,000.00) for the twelve
                    (12) month period ending May 31, 2001; (f) Six Hundred Forty-Five Thousand Dollars ($645,000.00) for the twelve
                    (12) month period ending June 30, 2001; (g) Five Hundred Sixteen Thousand Dollars ($516,000.00) for the twelve (12)
                    month  period  ending  July  31,  2001;   (h)  Four  Hundred
                    Thirty-One  Thousand Dollars  ($431,000,000)  for the twelve
                    (12) month period ending August 31, 2001; (i) Nine Hundred Thirty-Seven Thousand Dollars ($937,000.00) for the twelve
                    (12) month period ending September 30, 2001; (j) Four Hundred Sixty-Eight Thousand Dollars ($468,000.00) for the twelve (12) month period ending October 31, 2001; (k) One
                    Million   Two   Hundred    Sixty-Five    Thousand    Dollars
                    ($1,265,000.00) for the twelve (12) month period ending November 30, 2001; (l) One Million Seven Hundred Three Thousand Dollars ($1,703,000.00) for the twelve (12) month period ending December 31, 2001; and (m) One Million Seven Hundred Three Thousand Dollars ($1,703,000.00) for each twelve (12) month period ending on the last day of a month after December 31, 2001.

                    g. Section 5.20. Section 5.20 of the LOAN AGREEMENT is hereby amended by deleting its present language in its entirety and substituting in lieu thereof the following:

                        Section 5.20. Interest Coverage Ratio. The BORROWER shall maintain an INTEREST COVERAGE RATIO of not less than:
                    (a) 1.47 to 1.0 for the twelve (12) month period ending March 31, 2001; (b) 1.51 to 1.0 for the twelve (12) month period ending June 30, 2001; (c) 2.11 to 1.0 for the twelve
                    (12) month period ending  September 30, 2001; and (d) 3.8 to
                    1.0 for each fiscal quarter ending after September 30, 2001.

                    h. Section 6.15. Section 6.15 of the LOAN AGREEMENT is hereby amended by deleting its present language in its entirety and substituting in lieu thereof the following:

                        Section 6.15. Capital  Expenditures.  The BORROWER shall
                    not make any CAPITAL EXPENDITURES in excess of: Three Hundred Thousand Dollars ($300,000.00) in the aggregate during the three (3) month period ending March 31, 2001; Four Hundred Fifty Thousand Dollars ($450,000.00) in the aggregate during the six (6) month period ending June 30, 2001; Five Hundred Fifty Thousand Dollars ($550,000.00) in the aggregate during the


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                    nine (9) month period ending September 30, 2001; Six Hundred
                    Thousand Dollars ($600,000.00) in the aggregate during the twelve (12) month period ending December 31, 2001; and (e) Three Hundred Thousand Dollars ($300,000.00) during any fiscal quarter ending after December 31, 2001.

           Section 4. Amendment And Modification Of Note. Paragraph number 3 of the NOTE, which paragraph is entitled "Repayment" is hereby amended by deleting the date "June 30, 2001" and substituting in lieu thereof the date "January 31, 2002."

           Section 5. Amendment Fee. In consideration of the LENDER'S agreements contained herein, the BORROWER shall pay to the LENDER on the date of this AGREEMENT a fee in the amount of Five Thousand Dollars ($5,000.00). The BORROWER hereby irrevocably authorizes the LENDER to make an advance under the LOAN to make payment of such fee.

           Section 6. Obligors' Representations And Warranties. As an inducement to the LENDER to enter into this AGREEMENT, each of the OBLIGORS makes the following representations and warranties to the LENDER and acknowledges the LENDER'S justifiable reliance thereon:

                    Section 6.1 Authority And Good Standing. Each OBLIGOR: (a) has the power to enter into this AGREEMENT and any related documents and to perform all of its obligations hereunder and thereunder; (b) has duly authorized the entry into and performance of this AGREEMENT and all related documents; and
(c) is in good standing in the jurisdiction of its organization.

                    Section 6.2 Violations. The execution, delivery, and performance of this AGREEMENT by each OBLIGOR will not immediately, or with the passage of time, the giving of notice, or both: (a) violate any LAWS or result in a default under any contract, agreement, or instrument to which any OBLIGOR is a party or by which any OBLIGOR or any properties of any OBLIGOR are bound; or (b) result in the creation or imposition of any security interest in, or lien or encumbrance upon, any of the assets of any OBLIGOR, except in favor of the LENDER.

                    Section 6.3 Litigation. There are no outstanding judgments or tax liens against any OBLIGOR, and there are no actions, suits, investigations or proceedings pending against any OBLIGOR or against any of the collateral securing the LOAN.

                    Section 6.4 Liens. The LENDER holds first lien priority perfected liens and security interests in and to the assets of the BORROWER as required by the terms and conditions of the LOAN DOCUMENTS, which liens shall survive intact the transactions


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contemplated by this AGREEMENT in the same lien priority  existing prior to this
AGREEMENT.

                    Section 6.5 Enforceability. This AGREEMENT and all of the LOAN DOCUMENTS, as modified and amended in accordance herewith, are the valid and binding obligations of the OBLIGORS, as indicated, and are fully enforceable in accordance with all stated terms.

           Section 7. Guaranty. The GUARANTORS hereby ratify and reaffirm the terms and conditions of each GUARANTY and acknowledge that each GUARANTY will continue to be fully enforceable against the GUARANTOR executing such GUARANTY in accordance with all stated terms after the execution and delivery of this AGREEMENT and the consummation of the transactions contemplated herein.

           Section 8. No Other Modifications Of Loan Documents. The parties acknowledge that except as specifically stated in this AGREEMENT, the LOAN DOCUMENTS shall not be deemed to have been amended, modified or changed in any respect, and shall continue to be enforceable against the parties thereto in accordance with all stated terms. Nothing contained herein is intended to limit, vary, or terminate any liens, pledges, security interests or mortgage liens presently existing for the benefit of the LENDER or to alter the lien priority thereof. Each OBLIGOR reaffirms and ratifies all of such liens, pledges, security interests or mortgage liens previously granted for the benefit of the LENDER.

           Section 9. Further Assurances. The OBLIGORS each agree to execute and deliver to the LENDER such other and further documents as may, from time to time, be reasonably requested by the LENDER in order to execute or enforce the terms and conditions of this AGREEMENT or any of the LOAN DOCUMENTS.

           Section 10. No Novation; No Refinance. It is the intent of each of the OBLIGORS and of the LENDER that nothing contained in this AGREEMENT shall be deemed to effect or accomplish or otherwise constitute a novation of any of the obligations owed by any of the OBLIGORS to the LENDER or to be a refinance of the LOAN. Nothing contained herein shall be deemed to extinguish, terminate or impair any of the duties or obligations owed by the OBLIGORS to the LENDER with respect to the LOAN, the LOAN DOCUMENTS or the GUARANTY.

           Section 11. Enforceability. This AGREEMENT shall inure to the benefit of and be enforceable against the OBLIGORS and the LENDER and their respective successors and assigns.

           Section 12. Choice Of Law; Consent To Jurisdiction; Agreement As To Venue. This AGREEMENT shall be construed, performed and enforced and its validity and enforceability determined in accordance with the LAWS of the State of Maryland


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(excluding, however, conflict of LAWS principles). Each of the OBLIGORS consents to the jurisdiction of the courts of the State of Maryland and the jurisdiction of the United States District Court for the District of Maryland, if a basis for federal jurisdiction exists. Each of the OBLIGORS waives any right to object to the maintenance of a suit in any of the state or federal courts of the State of Maryland on the basis of improper venue or inconvenience of forum.

           Section 13. Amendment. This AGREEMENT may be amended only by a writing duly executed by each of the OBLIGORS and by the LENDER.

           Section 14. Waiver. No failure or delay by the LENDER in the exercise or enforcement of any of its rights under any LOAN DOCUMENT shall be a waiver of such right or remedy nor shall a single or partial exercise or enforcement thereof preclude any other or further exercise or enforcement thereof or the exercise or enforcement of an other right or remedy. The LENDER may at any time or from time to time waive all or any rights under this AGREEMENT or under any LOAN DOCUMENT, but any such waiver must be specific and in writing and no such waiver shall constitute, unless specifically so expressed by the LENDER in writing, a future waiver of performance or exact performance by any of the OBLIGORS. No notice to or demand upon the OBLIGORS in any instance shall entitle any OBLIGOR to any other or further notice or demand in the same, similar or other circumstance.

           Section 15. Obligations Unconditional. The OBLIGORS' respective obligations hereunder and as set forth in the LOAN DOCUMENTS are absolute and unconditional, and are independent of any defense or rights of set-off, recoupment or counterclaim which any of the OBLIGORS might have against the LENDER. Each of the OBLIGORS agrees that all payments required to be made by it shall be made free of any deductions and without abatement, diminution or set-off. Until the LOAN has been fully repaid and all other obligations of the OBLIGORS owed to the LENDER have been fully performed: (a) no payment provided for herein or by the terms of any of the LOAN DOCUMENTS shall be suspended or discontinued; and (b) the OBLIGORS shall fully perform and observe all of their respective covenants and agreements contained herein and in the LOAN DOCUMENTS, including without limitation, the covenants and agreements to make all payments required under the LOAN DOCUMENTS, as amended pursuant to this AGREEMENT.

           Section 16. Expenses. The BORROWER agrees to reimburse the LENDER upon demand for the costs and expenses incurred by the LENDER in connection with the preparation of this AGREEMENT, including all attorneys' fees. In the event the BORROWER fails to pay such costs and expenses upon the demand of the LENDER, the BORROWER hereby irrevocably authorizes the LENDER to make an advance under the LOAN in order to make payment of such costs and expenses.


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           Section 17. Counterparts And Delivery. This AGREEMENT may be executed and delivered in counterparts, and shall be fully enforceable against each signatory, even if all designated signatories do not actually execute this AGREEMENT. No OBLIGOR is relying upon the signature of any other OBLIGOR in making the decision to execute this AGREEMENT. This AGREEMENT, and the signatures to this AGREEMENT, may be delivered via facsimile.

           SECTION 18. RELEASE. IN ORDER TO INDUCE THE LENDER TO ENTER INTO THIS AGREEMENT, EACH OF THE OBLIGORS FOREVER RELEASES AND DISCHARGES THE LENDER AND THE LENDER'S OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AGENTS, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE "RELEASED PARTIES") FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, SUITS AND DAMAGES (INCLUDING CLAIMS FOR ATTORNEYS' FEES AND COSTS) WHICH THE OBLIGORS, JOINTLY OR SEVERALLY, EVER HAD OR MAY NOW HAVE AGAINST ANY OF THE RELEASED PARTIES, WHETHER KNOWN OR UNKNOWN, INCLUDING BUT NOT LIMITED TO ANY AND ALL CLAIMS BASED UPON OR RELYING ON ANY ALLEGATIONS OR ASSERTIONS OF DURESS, ILLEGALITY, UNCONSCIONABILITY, BAD FAITH, BREACH OF CONTRACT, REGULATORY VIOLATIONS, NEGLIGENCE, MISCONDUCT, OR ANY OTHER TORT, CONTRACT OR REGULATORY CLAIM OF ANY KIND OR NATURE. THIS RELEASE IS INTENDED TO BE FINAL AND IRREVOCABLE AND IS NOT SUBJECT TO THE SATISFACTION OF ANY CONDITIONS OF ANY KIND.

           Section 19. Waiver Of Jury Trial. Each of the OBLIGORS and the LENDER agree that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by any of the OBLIGORS, the LENDER, or any successor or assign of any of the OBLIGORS or the LENDER, on or with respect to this AGREEMENT or any of the LOAN DOCUMENTS or which in any way relates, directly or indirectly, to the obligations of any of the OBLIGORS to the LENDER under this AGREEMENT or any of the LOAN DOCUMENTS or the dealings of the parties with respect thereto, shall be tried by a court and not by a jury. EACH OF THE OBLIGORS AND THE LENDER HEREBY EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING.

           IN WITNESS WHEREOF, the parties have executed this AGREEMENT with the specific intention of creating a document under seal to be effective as of the date first above written.


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WITNESS/ATTEST:                       BORROWER:

                                      ACCOM, INC., A Delaware Corporation

                                      By:  Donald K. McCauley /s/         (SEAL)
                                           ----------------------
                                           Donald K. McCauley,
                                           Senior Vice President and CFO

                                      GUARANTORS:

                                      ACCOM INTERNATIONAL, INC

                                      By:  Donald K. McCauley /s/         (SEAL)
                                           ----------------------
                                           Name:  Donald K. McCauley
                                           Title: CFO

                                      ACCOM EUROPE, LTD.

                                      By:  James Cunniffe /s/             (SEAL)
                                           ------------------
                                           Name:  James Cunniffe
                                           Title: Director

                                      ACCOM ASIA-PACIFIC

                                      By:  Donald K. McCauley /s/         (SEAL)
                                           ----------------------
                                           Name:  Donald K. McCauley
                                           Title: CFO

                                      ACCOM VIRTUAL STUDIO, INC.

                                      By:  Junaid Sheikh /s/              (SEAL)
                                           -----------------
                                           Name:  Junaid Sheikh
                                           Title:     Chairman & CEO

                                      LENDER:

                                      THE PROVIDENT BANK,
                                      An Ohio Banking Institution

                                      By:  Jose V. Garde /s/              (SEAL)
                                           -----------------
                                           Name:  Jose V. Garde
                                           Title:  Vice President



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